UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 20, 2021

3D SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-34220 (Commission File Number)	95-4431352 (IRS Employer Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (803) 326-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 20, 2021, 3D Systems France Sarl, a subsidiary of 3D Systems Corporation (the “Company”), completed the previously announced sale of the French assets of the Company’s On Demand Manufacturing business (the “French ODM Business”) to QuickParts France, an affiliate of Trilantic North America, following confirmation from the French Ministry of the Economy and Finance that the sale of the French assets was authorized under applicable French foreign investment laws. The sale of the French ODM Business was effective as of 12:01 a.m. Central European Summer Time on September 21, 2021.

For more information regarding the sale of the Company’s On Demand Manufacturing business, see the Company’s Current Reports on Form 8-K, filed on June 2, 2021 and September 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

By:	/s/ Andrew M. Johnson
Name:	Andrew M. Johnson
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: September 21, 2021